UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2006

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Van Karman Avenue Suite 1000 Irvine, California	92612-1023
(Address of principal executive offices)	(Zip Code)

(949) 585-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

October 25, 2006 Press Release

On October 25, 2006, Epicor Software Corporation (the “Company”) issued a press release entitled “Epicor Reports Third Quarter Earnings” regarding its financial results for its fiscal quarter ended September 30, 2006. The full text of the press release is attached hereto as Exhibit 99.1.

Transcript from October 25, 2006 Conference Call and Webcast

On October 25, 2006, Epicor Software Corporation (the “Company”) issued a press release regarding financial results for its third quarter of Fiscal 2006, ending September 30, 2006. At 2 pm Pacific Time on October 25, 2006, the Company held a conference call and simultaneous webcast in which L. George Klaus, the Company’s Chairman and Chief Executive Officer Mark Duffell, the Company’s President and Chief Operating Officer, and Michael A. Piraino, the Company’s Chief Financial Officer and Executive Vice-president made a presentation regarding the Company’s financial results for the Company’s third quarter of 2006. A copy of the transcript of the conference call is attached hereto as Exhibit 99.3.

October 23, 2005 Press Release

On October 23, 2006, Epicor Software Corporation (the “Company”) issued a press release entitled “Epicor Kicks Off Worldwide Customer Conference with Comments on Expected Strong Financial Performance for the Third Quarter 2006” regarding the preliminary financial results for its fiscal quarter ending September 30, 2006. The full text of the press release is attached hereto as Exhibit 99.2.

The information in each Item 2.02 of this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures in October 23, 2005 Press Release.

The attached press release dated October 23, 2005 contains non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Non-GAAP Earnings Measure. The Company uses a non-GAAP earnings measure in its public statements. Management believes this non-GAAP measure helps indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses this non-GAAP measure to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes this non-GAAP measure, when read in conjunction with the Company’s GAAP financials, provides useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.

The non-GAAP earnings measure used by the Company is defined to exclude the following charges and benefits: amortization of intangible assets and stock-based compensation expense, each net of tax and the non-cash income tax benefit. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Management also believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies because of varying available valuation methodologies, subjective assumptions and the variety of award types which effect the calculations of stock based compensation. Further, we believe that excluding stock-based compensation expense allows for a more accurate comparison of our financial results to previous periods during which our equity-based awards were not required to be reflected on our income statement. Finally, we believe that it is appropriate to exclude non-cash income tax benefits related to the release of its deferred tax asset valuation allowance as this additional income is not indicative of the Company’s ongoing operating results or income tax rate.

Organic Growth Measures. The Company also uses organic growth measures in its public statements, which exclude the results of the revenue contribution of CRS Retail Technology Group, a wholly owned subsidiary of the Company which was acquired in December 2005. Management believes this non-GAAP measure, when read in conjunction with the Company’s GAAP financials, provides useful information to investors by offering them the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results and the ability to better identify trends in the Company’s underlying business. Management also uses this non-GAAP measure to perform trend analysis in the Company’s underlying business.

General. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income and income per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Text of Press Release, dated October 25, 2006, titled “Epicor Reports Third Quarter Earnings”

99.2	Text of Press Release, dated October 23, 2006, titled “Epicor Kicks Off Worldwide Customer Conference with Comments on Expected Strong Financial Performance for the Third Quarter 2006”

99.3	Transcript of the Company’s third quarter 2006 financial results conference call and simultaneous webcast held on October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: October 27, 2006	By:	/s/ JOHN D. IRELAND
John D. Ireland
Sr. Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated October 25, 2006, titled “Epicor Reports Third Quarter Earnings”

99.2	Text of Press Release, dated October 23, 2006, titled “Epicor Kicks Off Worldwide Customer Conference With Comments On Expected Strong Financial Performance For The Third Quarter 2006”

99.3	Transcript of the Company’s third quarter 2006 financial results conference call and simultaneous webcast held on October 25, 2006.